UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2008
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

1601 N.W. Expressway, Suite 1600
Oklahoma City, Oklahoma		73118
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 753-5500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On March 3, 2008, SandRidge Energy, Inc. issued a press release announcing financial and operational results for the 2007 fourth quarter and full year. The press release is attached as Exhibit 99.1.
Item 7.01 — Regulation FD Disclosure
On March 3, 2008, SandRidge also issued a press release announcing that its Chairman, CEO and President, Tom L. Ward, plans to make open-market purchases of up to $100 million of the company’s common stock in 2008. The press release is attached as Exhibit 99.2.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press release issued March 3, 2008 announcing financial and operational results for 2007 fourth quarter and full year

99.2	Press release issued March 3, 2008 announcing intention of company’s Chairman to purchase shares in open market

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
By:	/s/ V. Bruce Thompson
V. Bruce Thompson
Senior Vice President - Legal and General Counsel

Date: March 3, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued March 3, 2008 announcing financial and operational results for 2007 fourth quarter and full year

99.2	Press release issued March 3, 2008 announcing intention of company’s Chairman to purchase shares in open market

4